SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 24, 2003

FIRST COMMUNITY BANK CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Florida	333-104342	65-0623023
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

9001 Belcher Road

Pinellas Park, Florida 33782

(address of principal executive offices)

Registrant’s telephone number: (727) 520-0987

ITEM 5. Other Events and Regulation FD Disclosure

The following information is furnished pursuant to Item 5, “Other Events”

On July 24, 2003, First Community Bank Corporation of America issued a press release announcing a five-for-four stock split. A copy of the press release is furnished as Exhibit 99.1 to this report.

Date: July 24, 2003

First Community Bank Corporation of America (Registrant)

Date:	By:	/s/ Kenneth P. Cherven
Kenneth P. Cherven Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	First Community Bank Corporation of America